                                                                    Exhibit 6(e)

                      Amendment to Distribution Agreements
                      ------------------------------------

     The Distribution Agreements between Prudential Mutual Fund Distributors, Inc. and each of the Funds listed below are hereby transferred to Prudential Securities Incorporated effective January 1, 1996.

Name of Fund                               Date of Agreement
------------                               -----------------
The BlackRock Government Income Trust      August 30, 1991 and amended
(Class A)                                  and restated on April 12, 1995

Command Government Fund                    September 15, 1988 and amended and
                                           restated on April 12, 1995

Command Money Fund                         September 15, 1988 and amended and
                                           restated on April 12, 1995

Command Tax-Free Money Fund                September 15, 1988 and amended and
                                           restated on April 12, 1995

Global Utility Fund, Inc.                  February 4, 1991 and amended and
(Class A)                                  restated on July 1, 1993,
                                           August 1, 1994 and May 4, 1995


Nicholas-Applegate Fund, Inc.              August 1, 1994 and amended
(Class A)                                  and restated on May 12, 1995

   Nicholas-Applegate Growth Equity Fund

Prudential Allocation Fund                 January 22, 1990 and amended and
(Class A)                                  restated on August 1, 1994 and
   Strategy Portfolio                      May 3, 1995
   Balanced Portfolio


Prudential California Municipal Fund       August 1, 1994 and amended
 (Class A)                                 and restated on May 5, 1995
   California Income Series
   California Series

Prudential California Municipal Fund       February 10, 1989 and amended and
                                           restated on July 1, 1993 and May 5,
   California Money Market Series          1995

Prudential Diversified Bond Fund, Inc.     January 3, 1995 and amended and
 (Class A)                                 restated on June 13, 1995

Prudential Equity Fund, Inc.               August 1, 1994 and amended
 (Class A)                                 and restated on May 5, 1995

Prudential Equity Income Fund              August 1, 1994 and amended
 (Class A)                                 and restated on  May 3, 1995

Prudential Europe Growth Fund, Inc.        July 11, 1994 and amended
 (Class A)                                 and restated on June 13, 1995

Prudential Global Fund, Inc.               August 1, 1994 and amended
 (Class A)                                 and restated on June 5, 1995

Prudential Global Genesis Fund, Inc.       August 1, 1994 and amended
 (Class A)                                 and restated on May 3, 1995

Prudential Global Natural Resources
Fund, Inc.                                 August 1, 1994 and amended
 (Class A)                                 and restated on May 3, 1995

Prudential Government Income Fund, Inc.    January 22, 1990 and
 (Class A)                                 amended and restated on April 13,
                                           1995

Prudential Government Securities Trust     November 20, 1990 and amended
   Money Market Series                     and restated on July 1, 1993, May
   U.S. Treasury Money Market Series       2, 1995 and August 1, 1995

Prudential Growth Opportunity Fund, Inc.   January 22, 1990 and
 (Class A)                                 amended and restated on
                                           July 1, 1993, August 1, 1994
                                           and May 2, 1995

Prudential High Yield Fund, Inc.           January 22, 1990 and amended and
 (Class A)                                 restated on July 1, 1993, August 1,
                                           1994 and May 2, 1995

Prudential Institutional Liquidity
Portfolio, Inc.                            November 20, 1987 and
                                           amended and restated on July 1, 1993
 Prudential Institutional Money Market     and April 11, 1995
  Series

Prudential Intermediate Global Income
Fund, Inc.                                 August 1, 1994 and amended
 (Class A)                                 and restated on May 10, 1995

Prudential MoneyMart Assets                May 1, 1988 and amended and restated
                                           on July 1, 1993 and May 10, 1995

Prudential Mortgage Income Fund, Inc.      August 1, 1994 and amended
 (Class A)                                 and restated on May 5, 1995

Prudential Multi-Sector Fund, Inc.         August 1, 1994 and amended
 (Class A)                                 and restated on May 3, 1995

Prudential Municipal Bond Fund             August 1, 1994 and amended
 (Class A)                                 and restated on May 3, 1995

   Insured Series
   High Yield Series
   Intermediate Series

Prudential Municipal Series Fund           August 1, 1994 and amended
 (Class A)                                 and restated on May 5, 1995

   Florida Series
   Hawaii Income Series
   Maryland Series
   Massachusetts Series
   Michigan Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series

Prudential Municipal Series Fund

  Connecticut Money Market Series          February 10, 1989 and
  Massachusetts Money Market Series        amended and restated on
  New Jersey Money Market Series           July 1, 1993 and May 5, 1995
  New York Money Market Series

Prudential National Municipals Fund,
Inc.                                       January 22, 1990 and
 (Class A)                                 amended and restated on
                                           July 1, 1993, August 1, 1994
                                           and May 2, 1995

Prudential Pacific Growth Fund, Inc.       August 1, 1994 and amended
 (Class A)                                 and restated on June 5, 1995

Prudential Global Limited Maturity
Fund, Inc.                                 August 1, 1994 and amended
(formerly Prudential Short-Term            and restated on June 5, 1995
Global Income Fund Inc.)
 (Class A)

   Global Assets Portfolio
   Limited Maturity Portfolio

Prudential Special Money Market Fund       January 12, 1990 and
    Money Market Series                    amended and restated on
                                           April 12, 1995

Prudential Structured Maturity Fund,
Inc.                                       August 1, 1994 and amended
 (Class A)                                 and restated on June 14, 1995

   Income Portfolio

Prudential Tax-Free Money Fund, Inc.       May 2, 1988 and amended and
                                           restated on July 1, 1993, May 2,
                                           1995 and August 1, 1995

Prudential U. S. Government Fund           August 1, 1994 and amended
 (Class A)                                 and restated on June 5, 1995

Prudential Utility Fund, Inc.              August 1, 1994 and amended
 (Class A)                                 and restated on June 14, 1995

                                     EACH OF THE FUNDS LISTED ABOVE



                                By

                                     /s/ Robert F. Gunia
                                     ----------------------------------------
                                     Robert F. Gunia
                                     Vice President


                                     PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC.


                                By

                                     /s/ Stephen P. Fisher
                                     ----------------------------------------
                                     Stephen P. Fisher
                                     Vice President


AGREED TO AND ACCEPTED BY:


       PRUDENTIAL SECURITIES INCORPORATED

By

       /s/ Brendan Boyle
       ----------------------------------
       Brendan Boyle
       Senior Vice President